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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      AUGUST 24, 2005
                                                  -----------------------------

                              NEXTEL PARTNERS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

         000-29633                                     91-1930918
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   (Commission File Number)                 (IRS Employer Identification No.)

                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033

               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 576-3600

              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  OTHER EVENTS.


          As of August 24, 2005, holders of more than 20 percent of the outstanding shares of Nextel Partners' Class A common stock have requested that Nextel Partners call a special meeting of stockholders to vote on whether to exercise the "put right" provided by Nextel Partners' Certificate of Incorporation. The exercise of the put right permits holders of Class A common stock to vote to require Nextel WIP Corp., a subsidiary of Sprint Nextel Corporation, to purchase all of the outstanding shares of Nextel Partners Class A common stock at a price to be determined through an appraisal process outlined in the Certificate. Shareholders became eligible to request the special meeting following the close of the Nextel Communications and Sprint Corporation merger, which occurred on August 12, 2005.

          In advance of the special meeting, Nextel Partners will mail proxy materials to all Class A common stockholders setting the date of the meeting and describing the procedures relating to the put right, the process for determining the price under the put right, and other material information.


                   ADDITIONAL INFORMATION AND WHERE TO FIND IT

          In connection with the put right arising in connection with the Sprint Corporation - Nextel Communications, Inc. merger transaction, Nextel Partners, Inc. has filed and will be filing proxy statements and other materials with the Securities and Exchange Commission. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTEL PARTNERS, INC. AND THE PUT RIGHT AND POTENTIAL TRANSACTION. Investors may obtain a free copy of the proxy statements and other relevant documents when they become available as well as other materials filed with the SEC concerning Nextel Partners, Inc. at the SEC's website at http://www.sec.gov. Free copies of Nextel Partners, Inc.'s SEC filings are also available on Nextel Partners, Inc.'s website at http://www.nextelpartners.com. These materials and other documents may also be obtained for free from: Nextel Partners, Inc at Nextel Partners, Inc., 4500 Carillon Point, Kirkland, WA 98033, Attn: Investor Relations.

                        PARTICIPANTS IN THE SOLICITATION

          Nextel Partners, Inc. and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Nextel Partners, Inc.'s stockholders with respect to the put right and potential transaction. Information regarding the officers and directors of Nextel Partners, Inc. is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 8, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the put right and potential transaction.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NEXTEL PARTNERS, INC.


                                             By: /s/ Donald J. Manning
                                                 ----------------------
                                              Name:  Donald J. Manning
                                              Title: Vice President, General
                                                     Counsel and Secretary


Date:  August 24, 2005


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